SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 10, 1997

                               Commission File No.
                                     0-9811


                            BFC FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


             Florida                            59-2022148
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     (State of Organization)       (I.R.S. Employer Identification No.)


             1750 E. Sunrise Boulevard
                Fort Lauderdale, FL                        33304
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      (Address of Principal Executive Office)           (Zip Code)



       Registrant's telephone number, including area code: (954) 760-5200


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

On January 10, 1997, the Board of Directors of BFC Financial Corporation (the "Company") declared a dividend distribution of one preferred stock purchase right (the "Right") for each outstanding share of common stock (the "Common Stock"), par value $0.01 per share, of the Company. The distribution is payable as of January 21, 1997 to shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth (1/100th) of a share of preferred stock of the Company, designated as Series A Junior Participating Preferred Stock (the "Series A Preferred Stock") at a price of $40 per one one-hundredth (1/100th) of a share of Series A Preferred Stock (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement, dated as of January 10, 1997 (the "Rights Agreement"), between the Company and Chase Mellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent").

Initially the Rights will not be exercisable, certificates will not be sent to shareholders and the Rights will automatically trade with the Common Stock. The Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of January 21, 1997, by such Common Stock certificate, until the close of business on the tenth day (or such later date as may be determined by action of the Board of Directors) after the earlier to occur of (the earlier of such dates being called the "Distribution Date") (i) the date of the commencement or announcement of a person's or group's intention to commence a tender or exchange offer (other than a tender or exchange offer by the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any Existing Control Person (as defined in the Rights Agreement)) whose consummation would result in the ownership of 20% or more of the outstanding shares of Common Stock of the Company, even if no purchases actually occur pursuant to such offer or (ii) a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 20% or more of the Company's voting stock ("Acquiring Person"), except that Acquiring Person shall not include (A) the Company, (B) any subsidiary of the Company, (C) any employee benefit plan or employee stock plan of the Company or of any subsidiary of the Company, (D) any person whose ownership of 20% or more of the shares of voting stock of the Company then outstanding results from a transaction or transactions approved by the Continuing Directors (as defined in the Rights Agreement) and effected before such person acquires such 20% beneficial ownership (provided that such person shall become an Acquiring Person upon his acquisition of an additional 1% of the Company's voting stock unless otherwise approved by the Continuing Directors),
(E) any person whose beneficial ownership of shares of voting stock of the Company is increased to 20% or more of the shares of voting stock of the Company then outstanding solely by reason of a reduction in the number of issued and outstanding shares of voting stock of the Company pursuant to a transaction or transactions approved by the Continuing Directors of the Company (provided that such person shall become an Acquiring Person upon his acquisition of an additional 1% of the Company's voting stock unless otherwise approved by the Continuing Directors), (F) any person whose ownership of 20% or more of the shares of voting stock of the Company then outstanding results from any action or transaction deemed by a resolution of the Continuing Directors of the Company not to cause such person to become an Acquiring Person which resolution is passed prior to such person otherwise becoming an Acquiring Person (provided such person shall become an Acquiring Person upon his acquisition of an additional 1% of the Company's voting stock unless otherwise approved by the Continuing Directors), (G) any person who on the date of the Rights Agreement owned 20% or more of the shares of voting stock of the Company then outstanding (provided such person shall become an Acquiring Person upon his acquisition of an additional 1% of the Company's voting stock), or (H) any Existing Control Person (as defined in the Rights Agreement). The Rights Agreement provides that, until the Distribution Date, the Rights will be represented by and transferred with, and only with, the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after January 21, 1997 will contain a legend incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any Common Stock certificates, with or without a copy of a Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate certificates alone will evidence the Rights from and after the Distribution Date.

The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on January 10, 2007, unless earlier redeemed by the Company as described below. At any time on or prior to the close of business on the earlier of (i) the tenth day after a public announcement that a person has become an Acquiring Person (or such later date as a majority of the Continuing Directors may determine) or (ii) January 10, 2007, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors authorizing redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The Series A Preferred Stock will be nonredeemable and, unless otherwise provided in connection with the creation of a subsequent series of preferred stock, subordinate to any other series of the Company's preferred stock. Series A Preferred Stock may not be issued except upon exercise of the Rights. Each share of Series A Preferred Stock will be entitled to receive when, as and if declared, a quarterly dividend in an amount equal to the greater of $.75 per share or 100 times the cash dividends declared on a share of Common Stock. In the event that any preferential cash dividends to which the holders of any current or future series of the Company's preferred stock, including the Series A Preferred Stock, are entitled has accrued for four or more quarterly dividend payment periods, whether consecutive or not, and shall not have been declared and paid (or a sum sufficient for the payment thereof shall not have been set aside) in full, the holders of such series of preferred stock shall have the right, acting as a single voting group, to elect two directors to the Company's Board of Directors and to continue to have two directors on the Board of Directors for so long as any such dividends remain unpaid (or a sum sufficient for the payment thereof has not been set aside) in full.

In addition, each share of Series A Preferred Stock is entitled to 100 times any non-cash dividends (other than dividends payable in equity securities) declared on each share of Common Stock, in like kind. In the event of liquidation, the holders of the Series A Preferred Stock will be entitled to receive a liquidation payment in an amount equal to the greater of $40 per one one-hundredth share or 100 times the payment made per share of Common Stock. Each share of Series A Preferred Stock will have 100 votes, voting together with the Common Stock as a single voting group. In the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each share of Series A Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. The rights of the Series A Preferred Stock as to dividends, liquidation and voting are protected by anti-dilution provisions.

The Purchase Price payable, and the number of one one-hundredth (1/100th) of a share of Series A Preferred Stock or shares of Common Stock or other securities issuable upon exercise of the Rights are subject to certain adjustments from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Stock,
(ii) in the event of extraordinary distributions of cash or distributions of evidences of indebtedness or other assets to holders of Series A Preferred Stock and (iii) upon the grant to holders of Series A Preferred Stock of certain rights or warrants to subscribe for or purchase Series A Preferred Stock or securities convertible into Series A Preferred Stock at a price less than the current fair market value of the Series A Preferred Stock.

Unless the Rights are earlier redeemed or the transaction is approved by the Continuing Directors, in the event that, after the Rights have become exercisable, the Company is acquired in a merger or other business combination (in which any shares of the Common Stock are changed into or exchanged for other securities or assets) or more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) is sold or transferred in one or a series of related transactions, the Rights Agreement provides that proper provision will be made so that each holder of record of a Right will, from and after such date, have the right to receive, upon payment of the Purchase Price, that number of shares of common stock of the acquiring company having a market value at the time of such transaction equal to two times the Purchase Price. In addition, unless the Rights are earlier redeemed or the transaction is approved by the Continuing Directors, in the event that a person or group, with certain exceptions, becomes the beneficial owner of 20% or more of the Company's voting stock, the Rights Agreement provides that proper provisions will be made so that each holder of record of a Right, other than the Acquiring Person (whose Rights will thereupon become null and void), will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock of the Company having a market value at the time of the transaction equal to two times the Purchase Price.

No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent in such Purchase Price. Fractions of shares of Series A Preferred Stock may, at the election of the Company, be evidenced by depositary receipts. The Company may also issue cash in lieu of fractional shares of Common Stock and in lieu of fractional shares of Series A Preferred Stock which are not integral multiples of one-hundredth of a share.

Until a Right is exercised, the holder, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends, except that the Rights Agreement provides that the Company's Articles of Incorporation may not be amended so as to adversely affect the rights, preferences and limitations of the Series A Preferred Stock without approval of a majority of (i) the holders of the then outstanding Rights and
(ii) the holders of the then outstanding shares of Series A Preferred Stock, if any, voting together as a single voting group; provided, however, that the holder of each share of Series A Preferred Stock shall have one vote and the holder of each Right shall have one one-hundredth (1/100th) of a vote with respect to each such amendment.

The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group who attempts to acquire the Company on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors since they may be redeemed by the Company at $.01 per Right at any time until the close of business on the tenth day (or such later date as may be determined by action of the Board of Directors) after the public announcement that a person or group has become an Acquiring Person.

The Rights Agreement, which includes the form of Articles of Amendment setting forth the preferences, limitations and relative rights of the Series A Preferred Stock as Exhibit A thereto, the form of Summary of Rights to Purchase Series A Junior Participating Preferred Stock as Exhibit B thereto and the form of Right Certificate as Exhibit C thereto, is attached hereto as an exhibit and incorporated herein by reference. The foregoing summary description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibits thereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)       Exhibits.

                    4. Rights Agreement, dated as of January 10, 1997, between BFC Financial Corporation and Chase Mellon Shareholder Services, L.L.C., as Rights Agent. The Rights Agreement includes, as Exhibits A, B and C thereto, the form of Articles of Amendment establishing the preferences, limitations and relative rights of the Series A Junior Participating Preferred Stock, the form of Summary of Rights to Purchase Series A Junior Participating Preferred Stock and the form of Rights Certificate, respectively.

                   99.   Press Release of the Company, dated January 10, 1997.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          BFC FINANCIAL CORPORATION



                                          By:  /S/
                                              -----------------------------
                                              Glen R. Gilbert
                                              Senior Vice President,
                                              Chief Financial Officer and
                                              Secretary


Dated:  January 16, 1997



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                                INDEX TO EXHIBITS

Exhibit              Description


 4 Rights Agreement, dated as of January 10, 1997, between BFC Financial Corporation and Chase Mellon Shareholder Services, L.L.C., as Rights Agent.

99   Press Release of the Company, dated January 10, 1997.